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                                             Exhibit 10
                          OWENS CORNING
           LONG-TERM PERFORMANCE INCENTIVE PLAN TERMS
            APPLICABLE TO CERTAIN EXECUTIVE OFFICERS
               (as amended through June 20, 1996)


    Set forth below are the Rules and Regulations of the Compensation Committee, promulgated under the Stock Performance Incentive Plan as amended on June 15, 1995, that constitute the long-term performance incentive plan terms applicable to those employees of the Company and its
Subsidiaries who are  executive officers     of  the  Company
and  whose  remuneration  for                any
performance period hereunder the Committee anticipates would not be deductible by the Company in whole or in part but for compliance with section 162(m)(4)(C) of the Internal Revenue Code of 1986 as amended (''162(m) Covered Employee''), including members of the Board of Directors who are such employees. Such long-term performance incentive plan terms are hereafter referred to as the ''Long-Term Performance Incentive Plan'', the ''Plan'' or the ''LTPIP''.

   1. All 162(m) Covered Employees shall be eligible to be selected to participate in this Long-Term Performance Incentive Plan. The Committee shall select the 162(m) Covered Employees who shall participate in this Plan in any performance period no later than 90 days after the commencement of the performance period (or no later than such earlier or later date as may be the applicable deadline for any compensation payable to such 162(m) Covered Employee hereunder for such performance period to qualify as ''performance-based'' under section 162(m)(4)(C) of the Internal Revenue Code of 1986 as amended (the ''Code'')). Selection to participate in this Plan in any performance period does not require the Committee to, or imply that the Committee will, select the same person to participate in the LTPIP in any subsequent performance period.

   2.  Being selected to participate in the Long-Term
Performance Incentive Plan in any performance period means that the individual is being granted the opportunity to earn a cash award equal  to  the Fair Market Value of up to a specified
number  of shares of Company common stock if the Company
attains performance goals  established  by the Committee for such performance  period and the participant's employment by the Company, its Subsidiaries and Affiliates continues without interruption during that period (''phantom performance
shares'').  Payment  for  each   phantom performance  share
that is earned shall be based on the Fair Market Value of a share of Company common stock on the date on which the Committee certifies (in accordance with paragraph 10 below) that the performance goals and any other material terms applicable to such phantom performance share were in fact satisfied. Phantom performance shares may be redeemed only for cash and may not be redeemed for equity securities in lieu of cash, and are not transferable by the participant other than by will or the laws of descent and distribution
(within the meaning of SEC Rule 16b-3(a)(2)). If (and only if) the Committee expressly so provides at the time an eligible employee is selected to participate in the LTPIP in any performance period, the participant's award for such performance period may be paid in the form of shares of Company common stock rather than cash, in which case all provisions of this LTPIP applicable to phantom performance shares (other than the preceding sentence) shall likewise apply to the participant's opportunity to earn such shares of Company common stock.
   3. No later than 90 days after the commencement of each performance period (or than such earlier or later date as may be the applicable deadline for compensation payable hereunder for such performance period to qualify as ''performance-based'' under section 162(m)(4)(C) of the Code), the Committee shall establish in writing the method for computing the number of phantom performance shares which each participant in the Plan for such performance period will earn under the Plan for such performance period if the performance goals established by the Committee for such performance period are attained in whole or in part and if the participant's employment by the Company, its subsidiaries and affiliates continues without interruption during that performance period.
Such method shall be stated in terms of an objective formula or standard that precludes discretion to increase the amount of the award that would otherwise be due upon attainment of the goals. No provision hereof is intended to preclude the Committee from exercising negative discretion within the meaning of the Treasury regulations under Code section 162(m).

    No later than 90 days after the commencement of each performance period (or than such earlier or later date as may be the applicable deadline for compensation payable hereunder for such performance period to qualify as ''performance-based'' under section 162(m)(4)(C) of the Code), the Committee shall establish in writing the performance goals for such performance period, which shall be based on any of the following performance criteria, either alone or in any combination, and on either a consolidated or business unit level, as the Committee may determine: sales growth, earnings per share growth, cash flow, cash flow from operations, operating profit growth, net income growth, operating margin, net income margin, return on net assets, return on total assets, return on common equity, return on total capital, and total shareholder return. The foregoing criteria shall have any reasonable definitions that the Committee may specify, which may include or exclude any or all of the following items as the Committee may specify: extraordinary, unusual or non-recurring items; effects of accounting changes; effects of currency fluctuations; effects of financing activities (e.g., effect on earnings per share of issuance of convertible debt securities); expenses for restructuring or productivity
initiatives;    other   non-operating   items;    spending
for acquisitions; effects of divestitures; and effects of asbestos activities and settlements. Any such performance criterion or combination of such criteria may apply to the participant's award opportunity in its entirety or to any designated portion or portions of the award opportunity, as the Committee may specify. Unless the Committee determines otherwise at any time prior to payment of a participant's award for any performance period hereunder, extraordinary items, such as capital gains and losses, which affect any performance criterion applicable to the award (including but not limited to the criterion of net income) shall be excluded or included in determining the extent to which the corresponding performance goal has been achieved, whichever will produce the higher award.

   4. The first performance period under the LTPIP shall be the period commencing on July 1, 1995 and ending on December
31, 1997. New performance periods of three years' duration each shall commence on January 1, 1996 and on each subsequent anniversary of that date.

   5.   No  later  than  90  days after  the  commencement  of
a performance period (or than such earlier or later date as may be the  applicable  deadline  for compensation  hereunder  for such
performance  period  to  qualify as  ''performance-based''
under section 162(m)(4)(C) of the Code), the Committee shall establish in writing the number of phantom performance shares which  each person  selected to participate in the LTPIP in
such  performance period   shall  be  granted  the  opportunity
to earn if the performance goals applicable to such performance period are achieved in whole or in part. In no event shall any participant be granted the opportunity to earn more than
50,000 shares  (or the  cash  equivalent thereof) with respect to any performance period hereunder. (The foregoing amount represents the highest number of shares (or equivalent amount of cash) which any participant may be granted the opportunity to earn hereunder for any performance period if the maximum performance objectives for such performance period are attained). The foregoing amount shall be  appropriately
adjusted  to reflect  a  change  in  corporate capitalization, such as a stock split or dividend, or a corporate transaction,
such  as  any  merger,  consolidation,   separation (including
a  spinoff  or  other  distribution  of   property),
reorganization, or partial or complete liquidation.

   6.   Any  phantom performance shares granted under  this
Plan shall  be  paid  solely  on  account of  the  attainment of  the performance goals established by the Compensation
Committee  with respect to such phantom performance shares,
within the meaning of applicable  Treasury  regulations.
Payment of  any  such  phantom performance   shares  shall
also  be  contingent  on   continued employment by the Company,
its Subsidiaries and Affiliates during the  performance period to which such phantom performance  shares relate. The only
exceptions to these rules apply in the event  of termination of  employment  by reason  of  death  or  Disability (within the meaning of the Stock Performance Incentive  Plan  as
amended by the Board of Directors on June 15, 1995 (SPIP)), or
in the  event  of  a  Change of Control of the Company  (within the meaning of the SPIP), during a performance period, in which case the  following  provisions shall apply. In  the  event
that  the employment  of  a  participant  who  has  been
granted phantom performance   shares   with  respect  to  a  performance
period terminates by reason  of  death  or  Disability  during such performance period, the participant shall be paid the cash value of  the  number of phantom performance shares, if any, that  the participant would have earned for such performance period if  the participant's employment had not terminated
prior to the  end  of the performance period, multiplied by a fraction the numerator of which shall be the number of full
calendar months elapsed in  the performance period prior to the termination of employment and the denominator  of  which  shall be 30, in the  case  of  the  first performance  period, or 36, in the case of subsequent performance periods. Such fractional amount shall be paid at the time payment would  have  been
made if the participant's employment  had  not terminated
prior to the end of the performance  period.  In  the case  of a  Change of Control during a performance  period,  all phantom performance shares then outstanding shall  become  fully
vested, earned and payable as if maximum performance levels
were attained  and shall be cashed out by the Company as of
the  date the Change of Control occurs, if and to the extent so provided in Article 8 of the SPIP. An additional exception
shall apply in the event of termination of employment by reason of Retirement during a  performance period, but only if and to the extent it will  not prevent  any award payable hereunder
(other than an award payable in   the  event  of  death,
Disability,  Change  of  Control  or Retirement) from
qualifying as ''performance-based compensation'' under  the
section  162(m)(4)(C) of the  Code.  Subject  to  the preceding sentence,  in  the event  that  the  employment  of  a
participant who has been granted phantom performance shares
with respect   to  a  performance  period  terminates  by
reason   of Retirement  during such performance period, the
participant  may but  need  not (as the Committee may determine)
be paid the cash value of the number of phantom performance shares, if any, that the participant would have earned for such performance period  if the  participant's employment had not terminated prior to the end of the performance period,
multiplied by a fraction the numerator of  which shall be the number of full calendar months elapsed  in the performance
period prior to termination of employment and the denominator of  which  shall be 30, in the  case  of  the  first
performance  period, or 36, in the case of subsequent
performance periods. Any such payment shall be made at the time payment would have been made if the participant's employment had not terminated prior  to the end of the performance period.
A participant  whose employment  terminates prior to the end of a  performance  period for  any reason not excepted above shall
not be entitled  to  any payment   for   phantom  performance
shares  granted   to   such participant for that performance
period.
   7.   With  respect  to any phantom performance  share
granted hereunder,  in  no event shall the Committee have  discretion to increase  the amount of compensation payable that would
otherwise be  due  upon  attainment of the performance goals applicable  to such phantom  performance  share.  This  provision
shall be administered   in   accordance  with  any   applicable
Treasury regulations under Code section 162(m).

   8.   Payment and vesting any awards granted under  this
LTPIP shall  be contingent upon stockholder approval at the 1996
Annual Meeting   of  Stockholders  of  the  amendments  to
the   Stock Performance  Incentive Plan that were adopted  by
the Board of Directors on June 15, 1995. Unless and until such shareholder approval is obtained, no LTPIP award shall vest or be paid.

   9. Payment of any awards granted under this LTPIP shall be contingent upon shareholder approval, prior to payment, of the material terms of the performance goals under which such
awards are   to   be  paid,  in  accordance  with  applicable
Treasury regulations under Code section 162(m). Unless and until such shareholder approval is obtained, no such award shall be paid.

  10. Subject to the provisions of paragraph 6 above relating to death, Disability, Change of Control and Retirement, payment of any award granted under this LTPIP shall also be contingent upon the Compensation Committee's certifying in writing that the performance goals and any other material terms applicable to such award were in fact satisfied, in accordance with applicable Treasury regulations under Code section 162(m). Unless and until the Committee so certifies, such award shall not be paid.

   11. Any amount payable to a participant hereunder shall be in addition to any other compensation to which the participant may be contractually entitled for such performance period pursuant to an employment agreement with the Company, unless such employment agreement provides otherwise.

   12. All phantom performance shares are intended to constitute Stock Bonus Awards within the meaning of the SPIP, and are granted under and subject to the terms and conditions of the SPIP, which shall control in the event of any conflict. All phantom performance shares shall be documented by a written instrument issued to the participant and signed by a duly authorized representative of the Company. The Plan is not intended to confer any rights upon any individual to any phantom performance share or with respect to any phantom performance share. All such rights, if any, shall be governed by and determined exclusively in accordance with the written instrument issued to the participant in accordance with the foregoing provisions of this paragraph.
   13. Capitalized terms which are used but not defined in the Plan shall have the meanings ascribed to such terms in the SPIP, unless the context requires otherwise.

  14. The Committee may amend or terminate the Plan at any time, provided that no such amendment or termination shall adversely affect any outstanding phantom performance share without the written consent of the participant.

    15.    Any   provision   of  this  Plan   to   the
contrary notwithstanding, (a) awards under this Plan are intended to qualify as performance-based compensation under Code Section 162(m)(4)(C), and (b) any provision of the Plan that would prevent an award under the Plan from so qualifying shall be administered, interpreted and
construed  to  carry  out   such intention  and  any  provision
that cannot be so administered, interpreted and construed shall to that extent be disregarded.











































                                                     Exhibit 10
                          OWENS CORNING
           LONG-TERM PERFORMANCE INCENTIVE PLAN TERMS
            APPLICABLE TO OFFICERS OTHER THAN CERTAIN
                       EXECUTIVE OFFICERS

               (as amended through June 20, 1996)



     Set forth below are the Rules and Regulations of the Compensation Committee, promulgated under the Stock Performance Incentive Plan as amended on June 15, 1995, that constitute the long-term performance incentive plan terms applicable to those employees of the Company and its Subsidiaries who are elected or appointed officers of the Company, including members of the Board of Directors who are such employees, other than any such employees who are executive officers of the Company and whose remuneration for any performance period hereunder the Committee anticipates would not be deductible by the Company in whole or in part but for compliance with section 162(m)(4)(C) of the Internal Revenue Code of 1986 as amended ("162(m) Covered Employee"). Such long-term performance incentive plan terms are hereafter referred to as the "LT Plan".

   1. All employees of the Company and its Subsidiaries who are elected or appointed officers of the Company, including members of the Board of Directors who are such employees, other than 162(m) Covered Employees, shall be eligible to be selected to participate in this LT Plan. The Committee may select the eligible employees who shall participate in this LT Plan in any performance period at any time before or during the first half of the performance period. Selection to participate in this LT Plan in any performance period does not require the Committee to, or imply that the Committee will, select the same person to participate in the LT Plan in any subsequent performance period.

   2. Being selected to participate in this LT Plan in any performance period means, in the case of eligible executive officers of the Company, that the individual is being granted the opportunity to earn a cash award equal to the Fair Market Value of up to a specified number of shares of Company common stock if the Company attains performance goals established by the Committee for such performance period and the participant's employment by the Company, its Subsidiaries and Affiliates continues without interruption during that period ("phantom performance shares"). Payment for each phantom performance share that is earned shall be based on the Fair Market Value of a share of Company common stock on the date on which the Committee determines that the performance goals and any other material terms applicable to such phantom performance share were in fact satisfied.

      If the "target" performance goals designated by the Committee for any performance period are not attained or exceeded, then, any provision above of this paragraph 2 to the contrary notwithstanding, each executive officer who has been granted phantom performance shares for such performance period shall earn the number of such phantom performance shares determined in accordance with the next sentence if such officer's employment by the Company, its Subsidiaries and Affiliates continues for seven years (or such shorter period as the Committee may specify) after the close of such performance period. The number of phantom performance shares that shall be earned in such event shall be equal to (a) minus (b) where (a) is the number of phantom performance shares which the officer would have earned if the "target" performance goals had been attained but not exceeded in such performance period, and (b) is the number of phantom performance shares which the officer in fact earned in such performance period. Payment for each phantom performance share that is earned in such event shall be based on the Fair Market Value of a share of Company common stock on the last day of such seven year (or shorter) period (or, if there is not such share traded on such day, on the next preceding day on which such a share was traded).

     Phantom performance shares may be redeemed only for cash and may not be redeemed for equity securities in lieu of cash, and are not transferable by the participant other than by will or the laws of descent and distribution (within the meaning of SEC Rule 16b-3(a)(2)). If (and only if) the Committee expressly so provides at the time an eligible executive officer is selected to participate in this LT Plan in any performance period, the participant's award for such performance period may be paid in the form of shares of Company common stock rather than cash, in which case all provisions of this LT Plan applicable to phantom performance shares (other than the preceding sentence) shall likewise apply to the participant's opportunity to earn such shares of Company common stock. Being selected to participate in this LT Plan in any performance period means, in the case of participants other than executive officers of the Company, that the individual is being granted a combination of restricted shares of Company common stock and performance shares. The restricted shares shall entitle the participant to vote and receive dividends, but shall be non-transferable by the participant and shall be forfeited to the Company unless either (a) the Company achieves performance goals specified for such performance period and the participant's employment by the Company, its Subsidiaries and Affiliates continues without interruption during that period, or (b) the participant's employment by the Company, its Subsidiaries and Affiliates continues for seven years (or such shorter period as the Committee may specify) after the close of the performance period. The performance shares shall represent the opportunity to earn up to a specified number of shares of Company common stock in excess of the number of restricted shares, or their cash value (as the Committee may determine), if the Company achieves specified performance goals during the performance period that exceed the performance goals which must be achieved to earn the restricted shares and if the participant's employment by the Company, its Subsidiaries and Affiliates continues without interruption during that period.

     3. At any time before or during the first half of each performance period, the Committee shall establish the method for computing the number of phantom performance shares, restricted shares and performance shares (as applicable) which each participant in the LT Plan for such performance period will earn under the LT Plan for such performance period if the performance goals established by the Committee for such performance period are attained in whole or in part and if the participant's employment by the Company, its subsidiaries and affiliates continues without interruption during that performance period. At any time before or during the first half of each performance period, the Committee shall also establish the performance goals for such performance period, which may be based on any of the following performance criteria, either alone or in any combination, and on either a consolidated or business unit level, as the Committee may determine, or on such other criteria as the Committee may select: Sales growth, Earnings Per Share growth, Cash Flow, Cash Flow from Operations,
Operating Profit growth, Net Income growth, Operating Margin,
Net Income Margin, Return on Net Assets, Return on Total Assets,
Return on Common Equity, Return on Total Capital, and Total
Shareholder Return. The foregoing criteria shall have any definitions that the Committee may specify, which may include or exclude any or all of the following items as the Committee may specify: extraordinary, unusual or non-recurring items; effect of accounting changes; effects of currency fluctuations; effects of financing activities (e.g., effect on earnings per share of issuance of convertible debt securities); expenses for restructuring or productivity initiatives; other non-operating items; spending for acquisitions; effects of divestitures; and effects of asbestos activities and settlements. Any such performance criterion or combination of such criteria may apply to the participant's award opportunity in its entirety or to designated portion or portions of the award opportunity, as the Committee may specify.

     At any time prior to payment of an award for a performance period hereunder, the Committee may determine whether extraordinary items, such as capital gains and losses, which affect any performance criterion applicable to the award (including but not limited to the criterion of Net Income) shall be excluded or included in determining the extent to which the corresponding performance goal has been achieved.

     The first performance period under this LT Plan shall be the period commencing on July 1, 1995 and ending on December 31, 1997. New performance periods of three years' duration each shall commence on January 1, 1996 and on each subsequent anniversary of that date.

     5. At any time before or during the first half of each performance period, the Committee shall establish the number of phantom performance shares which each eligible executive officer selected to participate in this LT Plan in such performance period, and the number of restricted shares and performance shares which each other eligible officer selected to participate in this LT Plan in such performance period, shall be granted the opportunity to earn if the performance goals applicable to such performance period are achieved in whole or in part. In no event shall any participant who is an executive officer be granted the opportunity to earn more than 50,000 shares (or the cash equivalent thereof) with respect to any performance period, and in no event shall any participant who is not an executive officer be granted the opportunity to earn more than 8,000 restricted shares and 4,000 performance shares with respect to any performance period. (The foregoing amounts represent the highest number of shares (or equivalent amount of cash) which the participants in question may be granted the opportunity to earn hereunder if the maximum performance objectives are achieved with respect to any performance period). The foregoing amounts shall be appropriately adjusted to reflect a change in corporate capitalization, such as a stock split or dividend, or a corporate transaction, such as any merger, consolidation, separation (including a spinoff or other distribution of property), reorganization, or partial or complete liquidation.

    6. Payment of any phantom performance shares shall be contingent on continued employment by the Company, its Subsidiaries and Affiliates during the performance period to which such phantom performance shares relate. The only exceptions to this rule apply in the event of termination of employment by reason of death, Disability or Retirement (within the meaning of the Stock Performance Incentive Plan as amended by the Board of Directors on June 15, 1995 (SPIP)), or in the event of a Change of Control of the Company (within the meaning of the SPIP), during a performance period, in which case the following provisions shall apply. In the event that the employment of a participant who has been granted phantom performance shares with respect to a performance period terminates by reason of death or Disability during such performance period, the participant shall be paid the cash value of the number of phantom performance shares, if any, that the participant would have earned for such performance period if the participant's employment had not terminated prior to the end of the performance period, multiplied by a fraction the numerator of which shall be the number of full calendar months elapsed in the performance period prior to the termination of employment and the denominator of which shall be 30, in the case of the first performance period, or 36, in the case of subsequent performance periods. Such fractional amount shall be paid at the time payment would have been made if the participant's employment had not terminated prior to the end of the performance period. In the case of a Change of Control during a performance period, all phantom performance shares then outstanding shall become fully vested, earned and payable as if maximum performance levels were attained and shall be cashed out by the Company as of the date the Change of Control occurs, if and to the extent so provided in Article 8 of the
SPIP.   In the event that the employment of a participant who
has been granted phantom performance shares with respect to a performance period terminates by reason of Retirement during such performance period, the participant may (but need not, as the Committee may determine) be paid the cash value of the number of phantom performance shares, if any, that the participant would have earned for such performance period if the participant's employment had not terminated prior to the end of the performance period, multiplied by a fraction the numerator of which shall be the number of full calendar months elapsed in the performance period prior to termination of employment and the denominator of which shall be 30, in the case of the first performance period, or 36, in the case of subsequent performance periods. Any such payment shall be made at the time payment would have been made if the participant's employment had not terminated prior to the end of the performance period. A participant whose employment terminates prior to the end of a performance period for any reason not excepted above shall not be entitled to any payment for phantom performance shares granted to such participant for that performance period.

   7.  In the event that the employment of a participant who
has been granted restricted shares and performance shares with respect to a performance period terminates by reason of death or Disability during such performance period, the participant shall vest in that number of the restricted shares, if any, and shall be issued that number of performance shares, if any, that the participant would have vested in or been issued at the end of the performance period if the participant's employment had not terminated prior to the end of the performance period, multiplied by a fraction the numerator of which shall be the number of full calendar months elapsed in the performance
period prior to the termination of employment and the
denominator of which shall be 30, in the case of the first performance period, or 36, in the case of subsequent performance periods. Such fractional number of shares shall be issued free of restrictions at the time shares would have vested or been issued if the participant's employment had not terminated prior to the end of the performance period. In the case of a Change of Control during a performance period, all restricted shares and performance shares granted with respect to such performance period that are then outstanding shall
become fully vested, earned and distributable as if maximum performance levels were attained and shall be cashed out by the Company as of the date the Change of Control occurs, if and to the
extent so provided in Article 8 of the SPIP.   In the event that the
employment of a participant who has been granted restricted shares and performance shares with respect to a performance period terminates by reason of Retirement during such performance period, the participant may (but need not, as the Committee may determine) vest in the number of restricted shares and be issued the number of performance shares, if any, that the participant would have earned for such performance period if the participant's employment had not terminated prior to the end of the performance period, multiplied by a fraction the numerator of which shall be the number of full calendar months elapsed in the performance period prior to termination of employment and the denominator of which shall be 30, in the case of the first performance period, or 36, in the case of subsequent performance periods. Any such shares shall be issued free of restrictions at the time shares would have vested or been issued if the participant's employment had not terminated prior the end of the performance period. A participant whose employment terminates prior to the end of a performance period for any reason not excepted above shall not be entitled to vest in any restricted shares or be issued any performance shares granted to such participant for that performance period. In the case of a Change of Control after a performance period, vesting of any restricted shares granted with respect to such performance period that are then outstanding shall continue to be contingent on the participant's continued employment for seven years (or such shorter period as the Committee may specify) after the close of such performance period, in accordance with paragraph 2 above.
If any termination of employment (whether by reason of death, Disability, Retirement or otherwise) occurs at any time after the conclusion of a performance period, any restricted shares that were granted with respect to such performance period and that are outstanding on the date of such termination of employment shall be forfeited.

     8. Payment and vesting of any awards granted under this LT Plan shall be contingent upon stockholder approval at the 1996 Annual Meeting of Stockholders of the amendments to the Stock Performance Incentive Plan that were adopted by the Board of Directors on June 15, 1995. Unless and until such stockholder approval is obtained, no LT Plan award shall vest or be paid.

     9. Except as provided otherwise in this LT Plan or by the Committee, payment and vesting of any award granted under this LT Plan shall be contingent upon satisfaction of the performance goals and employment conditions applicable to such award.

   10. At any time during a performance period, and without the consent of any participant, the Committee may change the performance criteria and/or performance goals applicable to phantom performance shares, restricted shares and performance shares granted under this LT Plan for such performance period. Any such change may operate to the detriment or advantage of the affected participants.

     11. All awards granted under this LT Plan, whether phantom performance shares, restricted shares or performance shares, are intended to constitute Stock Bonus Awards within the meaning of the SPIP, and are granted under and subject to the terms and conditions of the SPIP, which shall control in the event of any conflict. All such awards shall be documented by a written instrument issued to the participant and signed by a duly authorized representative of the Company. This LT Plan is not intended to confer any rights upon any individual to any award or with respect to any award. All such rights, if any, shall be governed by and determined exclusively in accordance with the written instrument issued to the participant in accordance with the foregoing provisions of this paragraph.

  12. Capitalized terms which are used but not defined in this LT Plan shall have the meanings ascribed to such terms in the SPIP, unless the context requires otherwise.

  13. The Committee may amend or terminate this LT Plan at any time, provided that no such amendment or termination shall adversely affect any outstanding award without the written consent of the participant.

  14. Any provision of this LT Plan to the contrary notwithstanding, (a) no provision of this LT Plan shall apply to any 162(m) Covered Employee, and (b) any provision of this LT Plan that would prevent an award to any 162(m) Covered Employee under any plan or arrangement other than this LT Plan from qualifying as "performance-based compensation" under section 162(m)(4)(C) of the Code shall be administered, interpreted and construed to enable such award to so qualify and any provision that cannot be so administered, interpreted and construed shall to that extent be disregarded.


                                             Exhibit 10
                        OWENS CORNING
              STOCK PERFORMANCE INCENTIVE PLAN

             (as amended through June 20, 1996)


ARTICLE 1. Establishment, Purpose, and Duration
   1.1 Establishment of the Plan. Owens-Corning Fiberglas Corporation, a Delaware corporation (hereinafter referred to as the ''Company''), hereby establishes an incentive compensation plan to be known as the ''Owens-Corning Fiberglas Corporation Stock Performance Incentive Plan'' (such Plan as amended from time to time being hereinafter referred to as the ''Plan''), as set forth in this document. The Plan permits the grant of Nonqualified Stock Options, Incentive Stock Options, and Stock Bonuses (including Phantom Stock Bonuses and Restricted Stock).

  The Board of Directors of the Company approved the Plan on January 23, 1992, subject to ratification by an affirmative vote of a majority of Shares of Common Stock present and entitled to vote at the 1992 Annual Stockholders Meeting. Following such ratification, the Plan became effective May 1, 1992 (the ''Effective Date''). The Board of Directors of the Company thereafter amended the Plan on June 15, 1995, subject to stockholder approval of the amendments at the 1996 Annual Stockholders Meeting. Provided such approval is obtained, the Plan as so amended is effective as of June 15, 1995, and shall remain in effect as provided in Section 1.3 herein.

   1.2 Purpose of the Plan. The purpose of the Plan is to promote the success and enhance the value of the Company by linking the personal interests of Participants to those of Company stockholders. The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract, and retain the services of Participants upon whose judgment, interest, and special effort the successful conduct of its operation largely is dependent.

   1.3 Duration of the Plan. The Plan shall commence on the Effective Date, as described in Section 1.1 herein, and shall remain in effect, subject to the right of the Board of Directors to terminate the Plan at any time pursuant to
Article 9 herein, until all Shares subject to it shall have been purchased or acquired according to the Plan's provisions. However, in no event may an Award be granted under the Plan on or after the tenth anniversary of the Plan's Effective Date.


ARTICLE 2. Definitions and Construction

   2.1 Definitions. Whenever used in the Plan, the following terms shall have the meanings set forth below and, when the meaning is intended, the initial letter of the word is capitalized:

     (a) ''Affiliates'' means any corporation (other than a Subsidiary), partnership, joint venture, or any other entity in which the Company owns, directly or indirectly, at least a ten percent (10%) Beneficial Ownership interest.

     (b)  ''Award''  means, individually or collectively,  a
grant  under  this  Plan  of Nonqualified  Stock  Options,
Incentive   Stock  Options  or  Stock  Bonuses  (including
Phantom Stock Bonuses and Restricted Stock).

    (c) ''Beneficial Owner'' shall have the meaning ascribed to such term in Rule 13d-3 of the General Rules and Regulations under the Exchange Act.
    (d) ''Board'' or ''Board of Directors'' means the Board of Directors of Owens-Corning Fiberglas Corporation.

    (e)   ''Cause''  means  a  felony  conviction   of   a
Participant or the failure of a Participant to contest prosecution for a felony, or a Participant's willful misconduct or dishonesty, any of which is directly and materially harmful to the business or reputation of the Company, including any Subsidiary, Parent, or Affiliate.

   (f)  ''Change  of  Control'' of the  Company  shall  be
deemed  to  have occurred as of the first day any  one  or
more   of   the  following  conditions  shall  have   been
satisfied:

      (i)  Any Person (other than the Company, any Company
   employee  benefit  plan (including  its  trustee),  any
   Person   acting  on  behalf  of  the   Company   in   a
   distribution  of  stock to the public,  or  any  entity
   owned   directly  or  indirectly  by  the  stockholders
   (immediately prior to such transaction) of the  Company
   in   substantially  the  same  proportions   as   their
   ownership  of the Company) is or becomes the Beneficial
   Owner, directly or indirectly, of securities of the Company representing fifteen percent (15%) or more of the combined voting power of the then outstanding securities of the Company entitled to vote generally in the election of Directors; or

      (ii)  The  occurrence  of any transaction  or  event
   relating  to  the  Company  that  is  required  to   be
   reported in response to the requirements of Item 5(f) of Schedule 13E-3 of Regulation 13A of the Exchange
   Act; or

      (iii) When, during any period of two (2) consecutive
   years   during   the  existence  of   the   Plan,   the
   individuals  who,  at  the beginning  of  such  period,
   constitute the Board of Directors of the Company, cease for any reason other than death to constitute at least a majority thereof, unless each Director who was not a Director at the beginning of such period was elected by, or on the recommendation of, at least two thirds (2/3rds) of the Directors at the beginning of such period, provided that any Director elected by or on the recommendation of at least two-thirds (2/3rds) of the Directors at the beginning of any such two (2) year period shall be treated as if he or she had been a Director at the beginning of such period; or

      (iv)  The  occurrence  of  a  transaction  requiring
   stockholder  approval  for  the  acquisition   of   the
   Company by an entity other than the Company or a Subsidiary through purchase of assets, or by merger, or otherwise.

   (g) ''Change-of-Control Price'' means the highest price per Share of Company Common Stock paid in any transaction reported on the New York Stock Exchange Composite Tape, or paid in any transaction related to a Potential or actual Change of Control of the Company at any time during the preceding sixty (60) calendar day period, as determined by the Committee.

   (h) ''Code'' means the Internal Revenue Code of 1986, as amended from time to time.

   (i)  ''Committee'' means the committee of  two  (2)  or
more  Directors  appointed by the Board to administer  the
Plan,  as further provided in Article 3 herein. When  used
herein,  ''Committee'' shall also include  any  person  or
persons  to  whom  the  Committee's  authority  has   been
lawfully delegated pursuant to Article 3.

     (j)   ''Company''   means   Owens-Corning   Fiberglas
Corporation, a Delaware corporation, and any successor thereto as provided in Article 14 herein.

   (k) ''Director'' means any individual who is a member of the Board of Directors of the Company.

   (l) ''Disability'' or ''Disabled'' means disability as determined under the long-term disability program of the Company, a Subsidiary or Affiliate applicable to the Employee.

   (m) ''Employee'' means any employee of the Company or a Subsidiary, including part time employees and employees who are represented by a collective bargaining agent with respect to such employment.

   (n) ''Exchange Act'' means the Securities Exchange Act of 1934, as amended from time to time, or any successor
Act thereto.

   (o)  ''Fair Market Value'' means, as of any given date,
(i)  with respect to Incentive Stock Options, the  closing
sale  price  of  the Stock on such date on  the  New  York
Stock  Exchange Composite Tape; and (ii) with  respect  to
Nonqualified Stock Options and any other Awards under  the
Plan  not related to Incentive Stock Options, the  closing
sale  price  of  the Stock on such date on  the  New  York
Stock  Exchange Composite Tape, or, if (and only  if)  the
Committee  in its discretion so specifies, the average  on
such  date of the closing price of the Stock on  each  day
on  which  the Stock is traded over a period of up  to  20
trading  days immediately prior to such date. However,  if
the  foregoing method of determining Fair Market Value  is
not  consistent  with any then applicable  regulations  of
the  U.S.  Secretary  of the Treasury,  then  Fair  Market
Value   shall  be  determined  in  accordance  with  those
regulations.

   (p)  ''Incentive  Stock Options'' or ''ISO''  means  an
option  to  purchase  Shares,  granted  under  Article   6
herein,  which  the Committee designates as  an  Incentive
Stock Option and is intended by the Committee to qualify for the tax treatment applicable to incentive stock options under Section 422 of the Code.

    (q)   ''Insider''   shall  mean  an   Employee   whose
transactions in equity securities of the Company  are,  at
the  time  an  Award is made under this Plan,  subject  to
Section 16 of the Exchange Act.
   (r) ''Nonqualified Stock Option'' or ''NQSO'' means  an
option  to  purchase  Shares,  granted  under  Article   6
herein, which is not intended by the Committee to qualify for the tax treatment applicable to incentive stock options under Section 422 of the Code.

   (s)  ''Option'' or ''Stock Option'' means an  Incentive
Stock  Option or a Nonqualified Stock Option granted under
Article 6 herein.

   (t) ''Option Price'' means the price at which a Share may be purchased by a Participant pursuant to an Option, as determined by the Committee, and as further described in Section 6.3 herein.

   (u) ''Parent'' shall have the meaning ascribed to such term in Rule 12b-2 of the General Rules and Regulations under the Exchange Act.

   (v)  ''Participant'' means a current or former eligible
Employee who has outstanding an Award granted under the Plan.

   (w) ''Period of Restriction'' means the period during which the transfer of Shares of Restricted Stock is limited in some way (based on the passage of time, the achievement of performance goals, or upon the occurrence of other events as determined by the Committee, at its discretion), and the Shares are subject to a substantial risk of forfeiture, as provided in Article 7 herein.

   (x)  ''Person'' shall have the meaning ascribed to such
term  in  Section 3(a)(9) of the Exchange Act and used  in
Sections  13(d)(3)  and  14(d)(2)  thereof,  including   a
''group'' as defined in Section 13(d).

   (y) ''Phantom Stock Bonus Award'' means an amount of cash that is determined by reference to the Fair Market
Value of a designated number of Shares, which is paid to an Employee or which the Committee agrees to pay to an Employee in the future in lieu of, or as a supplement to, any other compensation that may have been earned by services rendered prior to the payment date, subject to such terms and conditions (if any) as the Committee may impose. Phantom Stock Bonus Awards are a specific type of Stock Bonus Award.

   (z)  ''Potential  Change of Control''  of  the  Company
shall   mean  the  occurrence  of  one  or  more  of   the
following:

      (i) The entering into an agreement by the Company, the consummation of which would result in a Change of Control; or

       (ii) The acquisition of Beneficial Ownership, directly or indirectly, by any Person (other than the Company, any Company employee benefit plan (including its trustee), any Person acting on behalf of the Company in a distribution of stock to the public, or
   any   entity  owned  directly  or  indirectly  by   the
   stockholders (immediately prior to the acquisition)  of
   the  Company  in substantially the same proportions  as
     their  ownership of the Company) of securities  of  the
     Company representing five percent (5%) or more  of  the
     combined   voting   power   of   the   Company's   then
     outstanding securities, and the adoption by the Board of Directors of a resolution to the effect that a
     Potential   Change  of  Control  of  the  Company   has
     occurred for purposes of this Plan.
     (aa) ''Restricted Stock'' means an Award granted to a Participant pursuant to Article 7 herein.
     (bb) ''Retirement'' means termination of employment with the Company, its Subsidiaries and Affiliates at or after attainment of age 55 with a vested retirement benefit under a pension plan of the Company, a Subsidiary or Affiliate.
     (cc) ''Share(s)'' or ''Stock'' means the Shares of common stock, $0.10 par value, of Owens-Corning Fiberglas Corporation.
     (dd) ''Stock Bonus Award'' means Shares, or an amount of cash that is determined by reference to the Fair Market Value of Shares, which is distributed or paid to an
  Employee or which the Committee agrees to distribute or pay in the future in lieu of, or as a supplement to, any other compensation that may have been earned by services rendered prior to the distribution or payment date, subject to such terms and conditions (if any) as the Committee may impose. The amount of any Stock Bonus Award payable in Shares may but need not be determined by reference to the Fair Market Value of Stock. Phantom Stock Bonus
  Awards  and  Restricted  Stock  Awards   are specific types of
  Stock Bonus Awards.
     (ee) ''Subsidiary'' means any corporation in which the Company owns, directly or indirectly, at least fifty percent (50%) of the total combined voting power of all classes of stock, or any other entity (including, but not limited to, partnerships and joint ventures) in which the Company owns at least fifty percent (50%) of the combined equity thereof.
     (ff) ''Year'' or ''Plan Year'' means each consecutive twelve (12) month period beginning January 1 and ending December 31.
  2.2 Gender and Number. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine, the plural shall include the singular, and the singular shall include the plural.
   2.3 Severability. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.


ARTICLE 3. Administration

   3.1 The Committee. The Plan shall be administered by the Compensation Committee of the Board, or by any other Committee appointed by the Board consisting of not less than two
(2) Directors who are not Employees. Unless the Board determines otherwise, the Committee shall be comprised exclusively of Directors who are not Employees and who (i) qualify to administer the Plan under Rule 16b-3 under the Exchange Act as such Rule may be in effect from time to time (''SEC Rule 16b-3''), and (ii) are ''outside directors'' within the meaning of Section 162(m)(4)(C) of the Code. The members of the Committee shall be appointed from time to time by, and shall serve at the discretion of, the Board of Directors.
   3.2 Authority of the Committee. The Committee shall have full power, subject to the provisions herein, to select Employees to whom Awards are granted; to determine the size,
types,  and  frequency  of  Awards  granted  hereunder;   to
determine the terms and conditions of such Awards in a manner consistent with the Plan; to establish and administer any performance goals applicable to awards hereunder and to certify that any such goals are attained; to construe and interpret the Plan and any agreement or instrument entered into under the Plan; to establish, amend, or waive rules and regulations for the Plan's administration; and to amend the terms and conditions of any outstanding Award to the extent such terms and conditions are within the discretion of the Committee as provided in the Plan. Further, the Committee shall make all other determinations which may be necessary or advisable for the administration of the Plan. To the extent permitted by law, and to the extent allowable by SEC Rule 16b-3, the Committee may delegate its authorities as identified hereunder.

   3.3  Rule  16b-3 Requirements; Code Section  162(m).  Any
provision  of the Plan to the contrary notwithstanding:  (i) the
Committee may impose such conditions on any Award as  it may determine, on the advice of counsel, are  necessary  or
desirable  to satisfy any exemption from Section 16  of  the
Exchange  Act for which the Company intends transactions  by
Insiders  to qualify, including without limitation SEC  Rule 16b-
3;  (ii)  transactions by or with  respect  to  Insiders shall
comply with any applicable conditions of SEC Rule 16b3   unless
the   Committee  determines  otherwise;   (iii) transactions
with  respect  to persons  whose  remuneration would  not  be deductible by the Company but for  compliance with  the
provisions of Section 162(m)(4)(C)  of  the  Code shall conform to the requirements of Section 162(m)(4)(C) of the Code unless the Committee determines otherwise; (iv) the Plan  is  intended to give the Committee the  authority  to grant  awards that
qualify as performance-based compensation under  Code Section
162(m)(4)(C) as well as awards  that  do not so qualify; and (v)
any provision of the Plan that would prevent the Committee from exercising the authority referred to  in clause (iv) above or that would prevent an award that the Committee  intends  to
qualify  as  performance-based compensation  under  Code
Section  162(m)(4)(C)   from   so qualifying or that would prevent
any transaction by or  with respect  to  an  Insider from complying with any  applicable condition of SEC Rule 16b-3 with which the
Committee intends such  transaction  to  comply, or  that  would prevent  any transaction by or with respect to an Insider from qualifying for any  exemption from Section 16 of the Exchange Act for which the  Company  intends  such  transaction  to  qualify (including
SEC   Rule  16b-3),  shall   be   administered, interpreted  and
construed to carry out such intention and any provision that cannot be so administered, interpreted and construed shall to that extent be disregarded.

    3.4 Decisions Binding. All determinations and decisions made by the Committee pursuant to the provisions of the Plan and all related orders or resolutions of the Board of Directors shall be final, conclusive, and binding on all persons, including the Company, its stockholders, Employees, Participants, and their estates and beneficiaries.
ARTICLE 4. Shares Subject to the Plan

  4.1 Number of Shares. Subject to adjustment as provided in
Section 4.2 herein, the total number of Shares available for grant under the Plan in each calendar year, during any part of which the Plan is effective, shall be two percent (2%) of the total outstanding Shares as of the first day of such calendar year; provided, however, that Shares not granted in any calendar year may be carried forward and granted in any of the three immediately subsequent calendar years (in addition to the new Shares made available in those years). The maximum number of Shares with respect to which Options may be granted to any Employee in any calendar year shall be twenty-five percent (25%) of the total number of Shares available for grant under the Plan in such calendar year.

    No more than 500,000 Shares may be issued or transferred pursuant to Incentive Stock Options granted under this Plan. No more than one-half percent (.5%) of the total outstanding Shares as of the first day of any calendar year may be granted in that year in the form of Stock Bonuses (including Phantom Stock Bonuses and Restricted Stock). However, unused Shares carried forward from previous years shall retain their character such that this one-half percent (.5%) limitation shall increase in direct relationship to those unused Shares reserved for Stock Bonuses in the prior three years.

   The Company may increase the Shares available for Awards in any calendar year through an advance of up to twenty-five
percent   (25%)   of   the  subsequent   year's   allocation
(determined by using twenty-five percent (25%) of the current year's allocation), with such Shares retaining their character as to Stock Bonus grant availability. Any Shares granted hereunder may consist, in whole, or in part, of authorized and unissued Shares or Treasury Shares or Shares purchased in the open market or in private transactions for purposes of the Plan.

   4.2 Adjustments in Authorized Shares. In the event of any
merger,   reorganization,  consolidation,  recapitalization,
separation, liquidation, stock dividend, stock split, Share combination, or other change in the corporate structure of the
Company  affecting  the  Shares,  a  substitution         or
adjustment shall be made in the number and class of Shares which may be delivered under the Plan, and in the number and class of and/or price of Shares subject to outstanding Options and Stock Bonus awards (including any Restricted Stock granted hereunder), as may be determined to be appropriate and equitable by the Committee, in its sole discretion, to prevent dilution or enlargement of rights; and further provided that the number of Shares subject to any Award shall always be a whole number.

   4.3 Charging of Shares. If any Shares subject to an Award or, in the case of a Phantom Stock Bonus Award, the cash value of any Shares on which such Award is based, shall not be issued, transferred or paid to an Employee and shall cease to be issuable, transferable or payable to an Employee because of the termination, expiration or cancellation, in whole or in part, of such Award or for any other reason, or if any such Shares shall, after issuance or transfer, be reacquired by the Company because of an Employee's failure to comply with or satisfy the terms and conditions of an Award, the Shares not so issuable or transferable or, in the case of a Phantom Stock Bonus Award, the Shares the cash value of which has ceased to be payable, or the Shares so reacquired by the Company, as the case may be, shall no longer be charged
against the limitations provided  for  in section    4.1 above,
may again be made subject to Awards, and shall be added to the number of Shares available for grant under the Plan in the calendar year in which the Shares cease to be issuable or transferable, the cash value ceases to be payable or the Shares are reacquired (as the case may be).


ARTICLE 5. Eligibility and Participation

   5.1 Eligibility. All Employees shall be eligible to be selected to participate in this Plan, including Employees who are Directors but excluding Directors who are not Employees.

  5.2 Actual Participation. Subject to the provisions of the Plan, the Committee may, from time to time, select from all eligible Employees, those to whom Awards shall be granted and shall determine the nature and amount of each Award. Awards may be made on a stand-alone basis or in conjunction with other Awards hereunder. Except as provided otherwise in Section 6.1 below, the grant of any award may be effective on the date on which the Committee acts to grant the award or on any earlier or subsequent date specified by the Committee, and the effective date specified by the Committee shall be considered the date of grant of the award for all purposes of this Plan.


ARTICLE 6. Stock Options

   6.1 Grant of Options. Subject to the terms and provisions
of the Plan, the Committee may grant Options under this Plan to eligible Employees at any time and from time to time, whether or not they are eligible to receive similar or dissimilar incentive compensation under any other plan or arrangement of the Company. Options may be granted in the form of ISOs, NQSOs or a combination thereof. Nothing in this Article 6 shall be deemed to prevent the grant of NQSOs in excess of the maximum established by Section 422 of the Code. The grant of any option may be effective on the date on which the Committee acts to grant the option or on any subsequent date specified
by  the  Committee,   and                            the
effective   date  specified  by  the  Committee   shall   be
considered the date of grant of the option for all purposes of this Plan.

   6.2 Options to be in Writing. Each Option grant shall be evidenced in a writing signed by a representative of the Company duly authorized to do so, that shall specify or incorporate by reference the Option Price, the duration of the Option, the number of Shares to which the Option
pertains,   and  such  other  provisions  as  are   provided
hereunder and any other terms and conditions that may be imposed by the Committee. The Option instrument also shall specify whether the Option is an Incentive Stock Option or a Nonqualified Stock Option.

  6.3 Option Price. In no case shall the Option Price of any Option granted under this Plan be less than one hundred percent (100%) of the Fair Market Value of a Share on the date the Option is granted.

   6.4 Duration of Options. Each Option shall expire at such time as determined at the time of grant; provided, however, that no Option shall be exercisable later than the tenth
(10th) anniversary date of its grant.

   6.5 Exercise of Options. Options granted under the Plan shall be exercisable at such times and be subject to such restrictions, terms and conditions as the Committee shall in each instance approve, which need not be the same for each grant or for each Participant. However, except as provided in
Article 8 herein, in no event may any Option granted under this Plan become exercisable prior to six (6) months following the date of its grant.
   Options shall be exercised by the delivery of a written notice of exercise to the Company, or by giving the Company notice of such exercise by such other means as the Company may permit in accordance with applicable law, setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment.
   The Option Price upon exercise of any Option shall be payable to the Company in full either: (a) in cash or its equivalent; or (b) by tendering previously acquired Shares having a Fair Market Value at the time of exercise equal to the total Option Price (provided that the Shares which are tendered must have been held by the Participant for at least six (6) months prior to their tender or for such other period of time, if any, as the Committee may direct); or (c) by a combination of (a) and (b).
   The Option Price shall also be deemed fully paid if and when the Company receives documentation that it determines satisfies the cashless exercise provisions of the Federal Reserve Board's Regulation T, or when the Option Price is paid by any other means which the Committee determines to be consistent with the Plan's purpose and applicable law.
    As  soon as practicable after receipt of notification  of
exercise   acceptable  to  the  Company  and  full   payment
(including tax withholding requirements, if any, as further provided in Article 12 herein), the Company shall deliver to the Participant, in the Participant's name, in the name of the Participant and another person as joint tenants with rights of survivorship, or in nominee or street name on behalf of the Participant (as the Participant may direct and the
Committee  may  permit)  Share  certificates         in   an
appropriate amount based upon the number of Shares purchased under the Option(s).

   6.6 Restrictions. At the time of grant, restrictions may be imposed on any Shares acquired pursuant to the exercise of an Option under the Plan, including, without limitation, restrictions under applicable Federal securities laws, under the requirements of any stock exchange or market upon which such Shares are then listed and/or traded, and under any blue sky or state securities laws applicable to such Shares.

  6.7 Termination of Employment Due to Death, Disability, or
Retirement.
  (a) Termination by Death. In the event the employment of a participant with the Company and its Subsidiaries is terminated by reason of death, any outstanding Options may thereafter be immediately exercised, to the extent then exercisable (or on such accelerated basis as the Committee shall determine at or after grant), by the legal representative of the estate or by the legatee of the optionee under the will of the optionee, for a period of three years and six months (or such shorter period as the Committee shall specify at or after grant) from the date of such death or until the expiration of the stated term of such Option, whichever period is shorter.

    (b) Termination by Disability. If a Participant's employment with the Company and its Subsidiaries terminates by reason of Disability, any Stock Option held by such Participant may thereafter be exercised, to the extent it was exercisable at the time of termination due to Disability (or on such accelerated basis as the Committee shall determine at or after grant), but may not be exercised after (i) three years and six months (or such shorter period as the Committee shall specify at or after grant) from the date of such termination of employment, or (ii) the expiration of the stated term of such Stock Option, whichever period is shorter; provided, however, that, if the Participant dies within such three-year-and-six-month period (or such shorter period as the Committee shall specify at or after grant), any unexercised Stock Option held by such Participant shall thereafter be exercisable to the extent to which it was exercisable at the time of death for a period of twelve months (or such shorter period as the Committee shall specify at or after grant) from the date of such death or for the stated term of such Stock Option, whichever period is shorter. If an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code, such Stock Option shall thereafter be treated as a Nonqualified Stock Option.
    (c)   Termination  by  Retirement.  If  a  Participant's
employment   with  the  Company  and  its  Subsidiaries   is
terminated by reason of Retirement, any Stock Option held by such Participant may thereafter be exercised to the extent it was exercisable at the time of such Retirement (or on such accelerated basis as the Committee shall determine at or after grant), but may not be exercised after five years (or such shorter period as the Committee shall specify at or after grant) from the date of such termination of employment or the expiration of the stated term of such Stock Option, whichever period is shorter; provided, however, that, if the Participant dies within such five year period (or such shorter period
as the Committee may specify  at  or  after grant),   any
unexercised  Stock  Option  held   by   such Participant shall
thereafter be exercisable, to the extent to which it was exercisable at the time of death, for the shorter of (i)
and (ii) where (i) is a period  of  twelve months  (or  such shorter period as the Committee shall specify at or after grant) from the date of such death or, if longer, the remainder of such five year (or shorter) period from the date of such termination of employment, and (ii) is the expiration of the stated term of the Stock Option. In the event of termination of employment by reason of Retirement, if an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code, such Stock Option shall thereafter be treated as a Nonqualified Stock Option.
   6.8 Termination of Employment for Other Reasons. Unless otherwise determined by the Committee at or after grant, if a
Participant's  employment  with  the  Company  and       its
Subsidiaries terminates voluntarily (other than by reason of Retirement or under circumstances constituting Cause), the Stock Option shall thereupon terminate, except that such
Stock  Option  may  be  exercised  to  the  extent  it   was
exercisable at the time of termination of employment for the lesser of one year (or such shorter period as the Committee may specify at or after grant) from the date of employment termination or the balance of such Stock Option's term. If a
Participant's   employment  with   the   Company   and   its
Subsidiaries is involuntarily terminated by the Company without Cause, the Option shall thereupon terminate, except that it may thereafter be exercised to the extent it was exercisable at the time of termination of employment (or on such accelerated basis as the Committee shall determine at or after grant) for the lesser of three years and six months (or such shorter period as the Committee may specify at or after grant) from the date of employment termination or the balance of such Stock Option's term.

    If the employment of a Participant shall terminate for Cause, all outstanding Options held by the Participant immediately shall be forfeited to the Company and no additional exercise period shall be allowed, regardless of the vested status of the Options.

  6.9 Nontransferability of Options. No Option granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, all Options granted to a Participant under the Plan shall be exercisable
during  his  or  her  lifetime  only  by   such Participant.
Notwithstanding the foregoing and any other provision of the Plan to the contrary, if the Committee so permits, Options may be transferred, following the death of a
Participant,   to  a  beneficiary  designated   by       the
Participant in accordance with Article 10 below.

  6.10 Hardship Withdrawal Provision. No Employee shall make any elective contribution or employee contribution to the Plan (within the meaning of Treasury Regulation section
1.401(k)-1(d)(2)(iv)(B)(4))  during  the  balance   of   the
calendar year after the Employee's receipt of a hardship distribution from a plan of the Company or a related party within the provisions of Code sections 414(b), (c), (m) or (o) containing a cash or deferred arrangement under section 401(k) of the Code, or during the following calendar year. The preceding sentence shall not apply if and to the extent that the Company determines it is not necessary to qualify any such plan as a cash or deferred arrangement under section 401(k) of the Code.


ARTICLE 7. Restricted Stock

   7.1 Grant of Restricted Stock. Subject to the terms and provisions of the Plan, Restricted Stock may be granted to eligible Employees at any time and from time to time, whether or not they are eligible to receive similar or dissimilar incentive compensation under any other plan or arrangement of the Company. The purchase price for Shares of Restricted Stock shall be equal to their par value per Share.
   7.2 Restricted Stock Agreement. Each Restricted Stock grant shall be evidenced by a Restricted Stock Agreement that shall specify the Period of Restriction, or Periods, the number of Restricted Stock Shares granted, and such other provisions as provided hereunder or as the Committee may impose.

   7.3 Nontransferability of Restricted Stock. Except as provided in this Article 7, the Shares of Restricted Stock granted hereunder may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable Period of Restriction as specified in the Restricted Stock Agreement and the satisfaction of any conditions determined at the time of grant and specified in the Restricted Stock Agreement. However, except as provided in
Article 8 herein, in no event may any Restricted Stock granted under the Plan become vested in a Participant prior to six
(6) months following the date of its grant. All rights with respect to the Restricted Stock granted to a Participant under the Plan shall be available during his or her lifetime only to such Participant.

   7.4 Other Restrictions. The Committee shall impose such other restrictions on any Shares of Restricted Stock granted pursuant to the Plan as it may deem advisable including, without limitation, a required purchase price imposed upon Participants, restrictions based upon the achievement of specific performance goals (Company-wide, divisional, and/or individual), and/or restrictions under applicable Federal or state securities laws; and may legend the certificates representing Restricted Stock to give appropriate notice of such restrictions. Further, the Committee at its discretion, may require that the Shares evidencing such Restricted Stock grants be held in custody by the Company until any or all restrictions thereon shall have lapsed.

   7.5 Certificate Legend. In addition to any legends placed
on   certificates  pursuant  to  Section  7.4  herein,  each
certificate representing Shares of Restricted Stock granted pursuant to the Plan shall bear the following legend:

     ''The sale or other transfer of the Shares of Stock represented by this certificate, whether voluntary, involuntary, or by operation of law, is subject to certain restrictions on transfer as set forth in the Owens-Corning Fiberglas Corporation Stock Performance Incentive Plan, and in the related Restricted Stock Agreement. A copy of the Plan and such Restricted Stock Agreement may be obtained from the Secretary of Owens Corning Fiberglas Corporation.''

   7.6 Removal of Restrictions. Except as otherwise provided
in this Article 7, Shares of Restricted Stock covered by each Restricted Stock grant made under the Plan shall become freely transferable by the Participant after the last day of the
Period   of   Restriction,  provided  the   applicable
conditions to vesting of such Shares have been fulfilled. Once the Shares are released from the restrictions, the Participant shall be entitled to have the legend required by
Section 7.5 removed from his or her Share certificate.

   7.7 Voting Rights. During the Period of Restriction and prior to any forfeiture of the Shares, Participants holding
Shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those Shares.

   7.8 Dividends and Other Distributions. During the Period of Restriction and prior to any forfeiture of the Shares, Participants holding Shares of Restricted Stock granted hereunder shall be entitled to receive all dividends and other distributions paid with respect to those Shares while they are so held. If any such dividends or distributions are paid in Shares, the Shares shall be subject to the same restrictions on transferability and forfeitability as the Shares of Restricted Stock with respect to which they were paid.

   7.9 Termination of Employment. The Committee may but need not provide at or after the grant of Restricted Stock for the restrictions on all or any designated portion of the Shares of Restricted Stock to lapse in the event of death, Disability, Retirement or other designated termination of employment.


ARTICLE 7A. Stock Bonuses

    7A.1  Except as otherwise provided in section 15.3, Stock
Bonus Awards shall be subject to the following provisions:

     (a) An eligible Employee may be granted a Stock Bonus Award whether or not he is eligible to receive similar or dissimilar incentive compensation under any other plan or arrangement of the Company.
     (b) Shares subject to a Stock Bonus Award (other than a Phantom Stock Bonus Award) may be issued or transferred to an Employee, and the cash value of the Shares on which a Phantom Stock Bonus Award is based may be paid to an Employee, at the time such Award is granted, or at any time subsequent thereto, or in installments from time to time, and subject to such terms and conditions, as the Committee shall determine. In the event that any such issuance, transfer or payment shall not be made to the Employee at the time such Award is granted, the Committee may but need not provide for payment to such Employee, either in cash or Shares, from time to time or at the time or times such Shares shall be issued or transferred or cash shall be paid to such Employee, of amounts not exceeding the dividends which would have been payable to such Employee in respect of such Shares (as adjusted under section
  4.2) if such Shares had been issued or transferred to such Employee at the time such Award was granted.
     (c) Any Stock Bonus Award may, in the discretion of the Committee, be settled in cash, on each date on which Shares would otherwise have been delivered or become unrestricted, in an amount equal to the Fair Market Value on such date of the Shares which would otherwise have been delivered or become unrestricted. A Phantom Stock Bonus Award shall be payable only in the form of cash. Subject to Section 4.3 above, the Shares subject to a Stock Bonus Award (including a Phantom Stock Bonus Award) shall be deducted from the number of Shares available for grant under the Plan, whether the Award is settled in the form of cash or Shares.
     (d)  Stock Bonus Awards shall be subject to such  terms and
  conditions,    including,    without    limitation,
  restrictions on the sale or other disposition of any Shares to be issued or transferred pursuant to such Award, and conditions calling for forfeiture of the Award or the Shares issued or transferred or cash paid pursuant thereto in designated circumstances, as the Committee shall
  determine;  provided,  however,  that   upon   the
  issuance or transfer of Shares to an Employee pursuant to any such Award, the recipient shall, with respect to such Shares, be and become a shareholder of the Company fully entitled to receive dividends, to vote and to exercise all other rights of a stockholder except to the extent otherwise provided in the Award. All or any portion of a Stock Bonus Award may but need not be made in the form of a Restricted Stock Award or a Phantom Stock Bonus Award.

     (e) Each Stock Bonus Award shall be evidenced in a writing, signed by a representative of the Company duly authorized to do so, which shall be consistent with and subject to this Plan.

ARTICLE 8. Change of Control

  8.1 Acceleration and Cashout. Subject to the provisions of
Section 8.2 herein, upon the occurrence of a Change of Control of the Company, or, if and to the extent so determined by the Committee in writing at or after grant (subject to any right of approval expressly reserved by the Committee at the time of such determination), in the event of a Potential Change of Control of the Company, unless specifically prohibited by the terms of Article 15 herein:

      (a)   Any   Stock  Options  awarded  under  the   Plan
     immediately shall become fully vested and exercisable;

     (b) Any restrictions and other conditions pertaining to
  outstanding   Stock  Bonuses  (including   Phantom   Stock
  Bonuses and Restricted Stock), including but not limited to vesting requirements, immediately shall lapse; and

     (c)  The  value  of all outstanding Stock  Options  and
  Stock   Bonuses  (including  Phantom  Stock  Bonuses   and
  Restricted Stock) shall, to the extent determined by the Committee at or after grant, be cashed out by the Company on the basis of the Change-of-Control Price (or, in the case of Incentive Stock Options, Fair Market Value) as of the date the Change of Control occurs, or Potential Change of Control is determined to have occurred, or such other date as the Committee may determine prior to the occurrence of the Change of Control or Potential Change of Control.

Notwithstanding the foregoing provisions of this Section 8.1, the Committee may determine, in its sole discretion, that  no  Change of Control or Potential Change  of  Control
shall  be  deemed  to  have  occurred  with  respect  to   a
Participant  (i)  by  reason  of  any  actions   or   events
(''Interested Actions'') in which the Participant acts in a capacity other than as a director, officer or employee of the
Company   (or   a  Subsidiary  or   Affiliate,   where
applicable),  or  (ii) with respect to any  such  action  or
event   occurring  within  90  days  following  the   public
announcement  of  any  Interested  Actions,  regardless   of
whether the Participant is interested in such action or event.

  8.2 Award Replacement. Notwithstanding Section 8.1 herein, no acceleration of vesting and exercisability, nor lapse of restrictions and other conditions, nor cashout shall occur (pursuant to Sections 8.1(a), (b), and (c) herein) for
outstanding  Awards  granted  hereunder  if  the   Committee
reasonably determines in good faith, prior to the Change of Control or Potential Change of Control, that such Awards shall be honored or assumed, or new rights substituted
therefor  (such  honored,  assumed,  or  substituted   award
hereinafter   called   an  ''Alternative   Award'')   by   a
Participant's employer (or the parent or a subsidiary of such employer) simultaneous with or immediately following the Change of Control or Potential Change of Control, provided, however, that any such Alternative Award must:

      (a) In the event of Stock Options and Stock Bonuses:

        (i)  Be  based  on  stock  which  is  traded  on  an
     established  securities market, or  which  will  be  so
     traded within thirty (30) days of the Change of Control or Potential Change of Control; or
        (ii) Have a value based directly upon an objective standard of valuation (including, but not limited to, a publicly reported stock index) acceptable to the Committee under the circumstances and provide each Participant, subject to requirements as to vesting or lapse of restrictions, with an opportunity to put the Shares or other securities covered by the Award to his or her employer (or the parent, general partner, or a subsidiary of such employer) for purchase with payment to be made in cash within ten (10) business days of receipt of such employee's put;
  (b) For all Awards:
        (i) Provide such Participant (or each Participant in a class of Participants) with rights and entitlements substantially equivalent to or better than the rights, terms, and conditions applicable under such Awards, including, but not limited to, an identical or better vesting schedule and identical or better timing and methods of payment;
        (ii) Have substantially equivalent economic value to such Awards (determined at the time of the Change of Control or Potential Change of Control);
        (iii)  Have terms and conditions which provide  that in
     the   event   the  Participant's   employment    is
     involuntarily    terminated    without     Cause     or
     constructively terminated:

           (A)  Any  conditions  on a  Participant's  rights
        under,   or   any   restrictions  on   transfer   or
        exercisability applicable to, each such Alternative Award shall be waived or shall lapse, as the case may be; and

           (B) Each Participant shall have the right to surrender such Alternative Awards within thirty
        (30) days following such termination in exchange for a payment in cash equal to the excess of the Fair Market Value of the stock subject to the Alternative Award over the price, if any, that a Participant would be required to pay to exercise such Alternative Award.
For this purpose, a constructive termination shall mean a termination by a Participant following a material reduction in the Participant's compensation, a reduction in the Participant's responsibilities, or the relocation of the Participant's principal place of employment to another location, in each case without the Participant's advance written consent.

   8.3  Excise  Tax  Reimbursement. In the  event  that  any
accelerations,   lapse  of  restrictions,  cashouts,   Award
replacements, and/or any other event under this Plan will cause a Participant to be subject to the tax (the ''Excise Tax'') imposed by Section 4999 of the Code (or any similar tax that may hereafter be imposed), the Company shall pay to the Participant at the time specified below an additional amount (the ''Gross-up Payment'') such that the net amount retained by the Participant, after deduction of any Excise Tax on the Total Payments (as hereinafter defined) and any Federal, state, and local income tax and Excise Tax upon the Gross-up Payment provided for by this Section 8.3, but before deduction for any Federal, state, or local income tax on the Total Payments, shall be equal to the Total Payments.
   For purposes of determining whether any Participant will be subject to the Excise Tax and the amount of such Excise Tax:
     (a) Any other payments or benefits received or to be received by a Participant in connection with a Change of Control of the Company or a Participant's termination of employment (whether pursuant to the terms of this Plan or any other plan, arrangement, or agreement with the
  Company, any Person whose actions result in a Change of Control of the Company or any Person affiliated with the Company or such Person) (which together with the benefits and/or payments provided hereunder, shall constitute the
  ''Total   Payments'')  shall  be  treated  as  ''parachute
  payments'' within the meaning of Section 280G(b)(2) of the Code, and all ''excess parachute payments'' within the meaning of Section 280G(b)(1) of the Code shall be treated as subject to the Excise Tax unless, in the opinion of tax counsel selected by the Committee, such other payments or benefits (in whole or in part) do not constitute parachute payments, or such excess parachute payments (in whole or in part) represent reasonable compensation for services actually rendered within the meaning of Section 280G(b)(4) of the Code in excess of the base amount within the meaning of Section 280G(b)(3) of the Code or are otherwise not subject to the Excise Tax;

     (b) The amount of the total Payments which shall be treated as subject to the Excise Tax shall be equal to the lesser of: (A) the total amount of the Total
  Payments; or (B) the amount of excess parachute payments within the meaning of Section 280G(b)(1) of the Code (after applying clause (a) above); and

     (c) The value of any noncash benefits or any deferred payment or benefit shall be determined by the Company's independent auditors in accordance with the principles of
  Section 280G(d)(3) of the Code.

For purposes of determining the amount of the Gross-Up Payment, a Participant shall be deemed to pay Federal income taxes at the highest marginal rate of Federal income taxation for the calendar year in which the Gross-Up Payment is to be made and the applicable state and local income taxes
at  the  highest marginal rate of  taxation  for     the
calendar year in which the Gross-Up Payment is to be made, net of the maximum reduction in Federal income taxes which could be obtained from deduction of such state and local taxes. In the event that the Excise Tax is subsequently determined to be less than the amount taken into account hereunder at the time the Gross-Up Payment is made, a Participant shall repay
to the Company at the time that                      the
amount of such reduction in Excise Tax is finally determined the portion of the Gross-Up Payment attributable to such
reduction   (plus  the  portion  of  the  Gross-Up   Payment
attributable to the Excise Tax and Federal, state and local income tax imposed on the portion of the Gross-Up Payment being repaid by a Participant if such repayment results in a reduction in Excise Tax and/or a Federal, state, and local income tax deduction), plus interest on the amount of such repayment at the rate provided in Section 1274(b)(2)(B) of the Code. In the event that the Excise Tax is determined to exceed the amount taken into account hereunder at the time the
Gross-Up  Payment is made (including by reason  of   any
payment   the  existence  or  amount  of  which  cannot   be
determined at the time of the Gross-Up Payment), the Company shall make an additional Gross-Up Payment in respect of such excess (plus any interest payable with respect to such excess) at the time that the amount of such excess is finally determined.

   The Gross-Up Payment or portion thereof provided for in this Section 8.3 shall be paid no later than the thirtieth
(30th) calendar day following payment of any amounts under this section, provided, however, that if the amount of such Gross-Up Payment or portion thereof cannot be finally determined on or before such day, the Company shall pay to a Participant on such day an estimate, as determined in good faith by the Company, of the minimum amount of such payments and shall pay the remainder of such payments (together with interest
at  the rate provided in Section 1274(b)(2)(B)       of
the Code) as soon as the amount thereof can be determined, but in no event later than the forty-fifth (45th) calendar day
after payment of any amounts under this Section 8.3.   In
the event that the amount of the estimated payments exceeds the amount subsequently determined to have been due, such excess shall constitute a loan by the Company to each Participant, payable on the fifth (5th) calendar day after demand by the Company (together with interest at the rate provided in Section 1274(b)(2)(B) of the Code).


ARTICLE 9. Amendment, Modification and Termination

   9.1 Amendment and Termination. The Board may, at any time and
from  time  to time, amend or modify the  Plan  in   any
respect without stockholder approval, unless stockholder approval of the amendment or modification in question is required under Delaware law, the Code (including without limitation Code section 162(m)(4) and Code Section 422 and Treasury regulations issued or proposed thereunder), any applicable exemption from Section 16 of the Exchange Act (including without limitation SEC Rule 16b-3) for which the Company intends transactions by Insiders to qualify, any national securities exchange or system on which the Stock is then listed or reported, by any regulatory body having jurisdiction with respect to the Plan, or under any other applicable laws, rules or regulations. The Board may also terminate the Plan at any time. The Committee may amend the terms of any Award granted under the Plan, prospectively or retroactively, but no such amendment shall impair the rights of any Participant without such Participant's consent.
   9.2 Awards Previously Granted. No termination, amendment or modification of the Plan shall in any manner adversely affect any Award previously granted under the Plan, without the written consent of the Participant holding such Award

ARTICLE 10. Beneficiary Designation

   The Committee may (but need not) permit a Participant, from time to time and subject to such terms and conditions as it may impose, to name a beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid in case of his or her death before he or she receives any or all of such benefit. Each such designation shall revoke all prior designations by the same Participant, shall be in a form prescribed by the Company, and will be effective only when filed by the Participant in writing with the Human Resource Department of the Company during the Participant's lifetime. In the absence of any
such designation, benefits remaining  unpaid at   the
Participant's  death  shall  be   paid   to              the
Participant's estate.


ARTICLE 11. Rights of Employees; Other Plans and Arrangements

   11.1 Employment. Nothing in the Plan shall interfere with or limit in any way the right of the Company to terminate any Participant's employment at any time, nor confer upon any Participant any right to continue in the employ of the Company.

   For purposes of the Plan, transfer of employment of a Participant between the Company and any one of its Subsidiaries or Affiliates (or between Subsidiaries and Affiliates) shall not be deemed a termination of employment.

  11.2 Participation. No Employee shall have the right to be selected to receive an Award under this Plan, or, having been so selected, to be selected to receive a future Award.

   11.3 Transferability Restriction. Any derivative security issued under this Plan (within the meaning of SEC Rule 16b 3(a)(2)) is not transferable by the participant other than by
will   or   the  laws  of  descent  and   distribution.
Notwithstanding the foregoing and any other provision of the Plan to the contrary, if the Committee so permits, an award under this Plan may be transferred, following the death of a Participant, to a beneficiary designated by the Participant in accordance with Article 10 above.

  11.4 Other Plans and Arrangements. Nothing in this Plan is intended to be a substitute for, or shall preclude or limit the establishment or continuation of, any other plan, practice or arrangement for the payment of compensation or fringe
benefits  to  directors,  officers,  or   employees generally,
or to any class or group of such persons,  which the  Company or  any Subsidiary now has  or  may  hereafter
lawfully put into effect, including, without limitation, any
incentive    compensation,   retirement,   pension,    group
insurance, restricted stock, stock purchase, stock bonus, stock incentive or stock option plan.
ARTICLE 12. Withholding

   12.1  Tax Withholding. A Participant shall remit  to  the
Company an amount sufficient to satisfy any taxes the Company determines are required by law to be withheld with respect to any grant, exercise, or payment made under or as a result of this Plan.
   12.2 Share Withholding. With respect to withholding required upon the exercise of Options, upon the lapse of restrictions on Restricted Stock, or upon any other taxable
event   hereunder,  the  Committee  may  permit  or  require
Participants, subject to such terms and conditions as it may impose, to satisfy the withholding requirement, in whole or in part, by having the Company withhold Shares having a Fair Market Value on the date the tax is to be determined equal to the maximum marginal total tax which could be imposed on the transaction or such greater or lesser amount as the Committee may permit. If the Committee so provides, such Shares withheld may be already owned Shares which the Participant tenders in satisfaction of the withholding requirement or Shares issuable by the Company in connection with the exercise of Options, the lapse of restrictions on Restricted Stock or the other taxable event hereunder, or Shares from any other source.


ARTICLE 13. Indemnification

    No  member of the Board or the Committee, nor any officer
or employee of the Company acting on behalf of the Board or the Committee, shall be personally liable for any action, determination, or interpretation taken or made in good faith with respect to the Plan, and all members of the Board or the Committee and each and any officer or employee of the Company
acting  on  their  behalf  shall,  to  the   extent permitted by
law, be fully indemnified and protected by the Company in respect of any such action, determination or interpretation.


ARTICLE 14. Successors

   All obligations of the Company under the Plan, with respect to Awards granted hereunder, shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.


ARTICLE 15. Requirements of Law

   15.1 Requirements of Law. The granting of Awards and the issuance of Shares under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges, as the Company may determine apply.

   15.2 Governing Law. To the extent not preempted by Federal law, the Plan, and all agreements hereunder, shall be construed in accordance with and governed by the laws of the State of Delaware, without reference to the principles of conflicts of laws of that State.

   15.3 Non-U.S. Laws. In the event the laws of a foreign country, in which the Company, a Subsidiary or Affiliate has
Employees,   prescribe   certain  requirements   for   stock
incentives to qualify for advantageous treatment under the tax or other laws or regulations of that country, the proper officers of the Company, may restate, in whole or in part, this Plan and may include in such restatement additional provisions for the purpose of qualifying the restated plan and stock incentives granted thereunder under such laws and regulations; provided, however, that (a) the terms and conditions of any stock-based incentive granted under such restated plan may not be more favorable to the recipient than would be permitted if such stock-based incentive had been granted under the Plan as herein set forth, (b) all Shares allocated to or utilized for the purposes of such restated plan shall be subject to the limitations of Article 4, and (c) the provisions of the restated plan may give the Board less but not more discretion to amend or terminate such restated plan than is provided with respect to this Plan by the provisions of Article 9 hereof